UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 10, 2010
BioScrip, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28740	05-0489664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (914) 460-1600

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 10, 2010, at the Annual Meeting of Stockholders (the “Annual Meeting”) of BioScrip, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s 2008 Equity Incentive Plan to increase the number of authorized shares of common stock available for issuance thereunder by 3,275,000, from 3,580,000 shares to 6,855,000 shares. The material terms of the 2008 Equity Incentive Plan, as amended (the “Plan”), are summarized in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 10, 2010 (the “Proxy Statement”) and are incorporated herein by reference. A copy of the Plan is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders voted on a proposal to elect the following persons as directors of the Company to serve until the Company’s next annual meeting of stockholders: Charlotte W. Collins, Louis T. DiFazio, Samuel P. Frieder, Richard H. Friedman, Myron Z. Holubiak, David R. Hubers, Richard L. Robbins, Stuart A. Samuels, Richard M. Smith and Gordon H. Woodward. At the Annual Meeting the Company’s stockholders also voted on proposals to (i) amend the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 75 million shares to 125 million shares, (iii) amend the Company’s 2008 Equity Incentive Plan to increase the number of authorized shares of common stock available for issuance under the 2008 Equity Incentive Plan by 3,275,000, from 3,580,000 shares to 6,855,000 shares; and (iv) ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2010. The results of the voting on each proposal are set forth below. A copy of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K.
The results of the vote for election of directors were as follows:

	Number of Shares Voted
Director	For	Withheld
Charlotte W. Collins	40,655,675	5,815,057
Louis T. DiFazio	46,328,109	142,623
Samuel P. Frieder	43,782,751	2,687,981
Richard H. Friedman	46,156,383	314,349
Myron Z. Holubiak	45,017,496	1,453,236
David R. Hubers	46,297,351	173,381
Richard L. Robbins	46,290,134	180,598
Stuart A. Samuels	45,080,024	1,390,708
Richard M. Smith	46,351,712	119,020
Gordon H. Woodward	38,387,859	8,082,873
The results of the vote on the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 75 million shares to 125 million shares were as follows:
Number of Shares Voted

For	Against	Withheld	Non Vote
47,710,712	2,529,006	52,243	0
The results of the vote on the proposal to amend the Company’s 2008 Equity Incentive Plan to increase the number of authorized shares of common stock available for issuance under the 2008 Equity Incentive Plan by 3,275,000, from 3,580,000 shares to 6,855,000 shares were as follows:
Number of Shares Voted

For	Against	Withheld	Non Vote
42,203,665	4,229,439	37,628	3,821,234

The results of the vote on the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2010 were as follows:
Number of Shares Voted

For	Against	Withheld	Non Vote
49,674,339	611,134	6,493	0
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to the Second Amended and Restated Certificate of Incorporation.

4.1	2008 Equity Incentive Plan (incorporated by reference to Exhibit B to the Company’s Proxy Statement on Schedule 14A as filed with the SEC on May 10, 2010).

99.1	Pages 12-20 from the Company’s Proxy Statement on Schedule 14A as filed with the SEC on May 10, 2010 containing a description of the Company’s 2008 Equity Incentive Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: June 10, 2010	BIOSCRIP, INC.
	By:	/s/ Barry A. Posner
Barry A. Posner,
Executive Vice President, Secretary and General Counsel

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